STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is made this 21st day of July, 2010, by and between  GSA International Group LTD (“GSAIG”), ARCIS Energy, Inc., (“ARCIS”), Gulf Cost Energy Distribution (“GCED”), the Shareholders of GCED;and Mountain Renewables, Inc., a Nevada Corporation (the “Company”), Bristlecone Associates, LLC a Colorado limited liability company (“Bristlecone”) and Richard Giannotti (“Giannotti”). GSAIG, ARCIS and GCED are referred to collectively as “GSAI” and the Company, Bristlecone and Giannotti are collectively referred to herein as the "Sellers".

WHEREAS, in exchange for GSAI transferring the following interests (the “Assets”) 100% of the outstanding securities of ARCIS which shall hold the Assets set forth on Exhibit A hereto at Closing; and the Shareholders delivering  100% of the outstanding common shares of  Gulf Cost Energy Distribution which shall hold the assets set forth on Exhibit B hereto at Closing, the Company will issue eleven million newly issued common shares of the Company to GSAI and two million two hundered thousand newly issued shares to the Shareholders as set forth on Exhibit C (collectively, the “Purchase Shares”) And the Company shall thereafter carry on the fuel acquisition and distribution business of ARCIS and GCED internationally.
WHEREAS, Bristlecone holds 6,000,000 shares of the Company's common stock and has agreed to retire 4,500,000 of the shares which it holds to the treasury of the Company in exchange for GSAI transferring the Assets;

WHEREAS, Giannotti holds 4,030,000 shares of the Company's common stock and desires to retire 3,500,000 of the shares which he holds to the treasury of the Company  in exchange for GSAI transferring the Assets as defined herein;

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, the parties hereto agree as follows:

1. Recitals.
The above recitals are true and correct.

2. Sale and Transfer of Shares; Closing.
Subject to the terms and conditions of this Agreement, at the Closing, the following will occur:
i. the Company will sell and transfer the Purchase Shares to GSAI and the Shareholders;
ii. Bristlecone will deliver 4,500,000 common shares to the Company which shall be cancelled and returned to the treasury of the Company;
iii  Giannotti will deliver 3,500,000 common shares to the Company which shall be cancelled and returned to the treasury of the Company;
iv. GSAI will transfer 100% of the outstanding shares of ARCIS (the “ARCIS Shares”) to the Company.
v. the Shareholders will transfer 100% of the outstanding shares of GCED (the “GCED Shares”) to the Company;
vi. the Company shall deliver the 13,200,000 Purchase Shares issued in the amounts and to the persons set forth in Exhibit C hereto;
vii. the Officers and Directors of the Company shall appoint the directors designated by GSAI and resign; and the newly appointed Directors of the Company who shall serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-Laws, shall appoint the new officers of the Company.

3. Post Closing Obligations.
Within forty five days of closing, GSAI shall negotiate the final terms of the acquisition of 100% of the outstanding common shares of the following corporations:
i. American Plant Services which shall hold the business and assets listed and described on Exhibit D; and
ii. Mobile Fluid Recovery which shall hold the business and assets listed and described on Exhibit E.
in exchange for a total of an additional consideration of 8,800,000 newly issued Company shares; and
iii. the Company shall amend its articles of incorporation to increase its authorized common shares to 200,000,000 shares; and
iv. the Company shall changes its name to a name selected by GSAI.

4. Representations and Warranties of Sellers.
The Sellers jointly and severally represent and warrant to GSAI as follows:

i. This Agreement has been duly and validly executed and delivered by the Company, and upon the execution and delivery of this Agreement by the Sellers and the performance by the Sellers of their obligations herein, this Agreement will constitute, a legal, valid and binding obligation of Sellers. The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. The execution and delivery by the Company of this Agreement does not, and the performance by the Company of their obligations under this Agreement and the consummation of the transactions contemplated hereby will not, conflict with or result in a violation or breach of any of the terms, conditions or provisions of any other agreement to which the Company is a party.

ii The Purchase Shares being issued to GSAI hereunder are, and shall be at the Closing, duly and validly issued, fully paid, and non-assessable and in each instance have been issued in accordance with exemptions from the registration requirements of applicable securities laws.

iii.   The Company is not a “Shell Company” as defined by Rule 405 of the Securities Act of 1933, as amended, the Company has had continuous operations since its formation and has never been designated as a Shell Company since its first 10-K filing..

iv.    Immediately prior to the Closing, the authorized capital stock of the Company shall consist of a total of 100,000,000 (one hundred million) capital shares, consisting of 100,000,000 (one hundred million) shares of Common Stock, $.001 par value (the "Common Stock"). At closing 13,515,000 common shares shall be issued and outstanding prior to the issuance of the 13,200,000 common shares pursuant to paragraph 2. above; and no shares of Preferred Stock shall be issued and outstanding.

v. There is no action, suit, proceeding or investigation pending or, to the best knowledge of Sellers, currently threatened against the Company that may affect the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

vi.    The Company has complied in all respects with applicable federal and state securities laws, rules and regulations, including the Sarbanes Oxley Act of 2002, as such laws, rules and regulations apply to the Company and its securities; and all shares of capital stock of the Company have been issued in accordance with applicable federal and state securities laws, rules and regulations. There are no stop orders in effect with respect to any of the Company's securities. Sellers represent that all of the Company’s reports, schedules and filings made on the Securities and Exchange Commission’s Edgar database were, at the time of filing and will be at the time of Closing complete, true and accurate in all material respects.

vii.  The Company has at least one active market maker in its common stock and the company will be DTC eligible at the time of Closing.

viii.    The Company offering and sale of the Purchase Shares to GSAI is exempt from registration under the Securities Act and exempt from registration or qualification under any state law.

5.  Conditions Precedent to GSAI's Obligations at the Closings.
Subject to the terms hereof, the obligations of the GSAI set forth herein are subject to the fulfillment, prior to the Closing to the satisfaction of the GSAI, of the following conditions, the waiver of which shall not be effective against GSAI without written consent thereto:

i. The Company shall terminate its Registration Statement on Form S-1, declared effective by the Securities and Exchange Commission on December 28, 2009.

ii. The Company will deliver a certificate executed by the Company’s Chief Executive Officer representing and warranting to GSAI that each of the Company representations and warranties in this Agreement were accurate in all respects as of the date of this Agreement and are accurate in all respects as of the Closing Date as if made on the Closing Date.

iii. The representations and warranties made by the Sellers’ herein shall be true and correct and complete as of the date hereof, and shall be true and correct and complete as of the date of the Closing with the same force and effect as if they had been made on and as of such date.

iv. Sellers represent that upon delivery of the Purchase Shares to GSAI, GSAI will be the owner of record, and beneficially, of the Purchase Shares, free and clear of all liens, rights, claims, and encumbrances, and that the Purchase Shares have not been sold, pledged, assigned or otherwise transferred.  The Company represents that the certificates representing the Purchase Shares bear a restrictive legend.

v.  Sellers have agreed not to disclose and to maintain as confidential and use solely for purposes of evaluating the transaction described herein all non-public information related to GSAI of which it is in possession.  Unless required by law, Sellers will not disclose, and shall maintain confidential any non-public information related to GSAI, provided that the undersigned may disclose such information to any of its advisors, attorneys and accountants, if such advisor, attorney and/or accountant shall have agreed to be bound by this provision.  The Sellers have agreed not to effect any transaction in the Company's Common Stock or other securities based upon any nonpublic information related to the Company of which it is in possession.

vi. The Sellers shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.  Sellers shall use their best efforts to fulfill or obtain the fulfillment of the conditions to the Closing.

6. Representations and Warranties of GSAI.
The GSAI (and with respect to Section 6.2, the Shareholders) represents and warrants to the Sellers as follows:

i. This Agreement has been duly and validly executed and delivered by GSAI, and upon the execution and delivery by GSAI of this Agreement and the performance by GSAI of its obligations herein, will constitute, a legal, valid and binding obligation of GSAI. GSAI is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. The execution and delivery by GSAI of this Agreement does not, and the performance by GSAI of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, conflict with or result in a violation or breach of any of the terms, conditions or provisions of any other agreement to which GSAI is a party.

ii. The ARCIS and GCED Shares being delivered to the Company hereunder are owned by GSAI and the Shareholders free and clear of any liens or encumbrances, and shall be at the Closing, duly and validly issued, fully paid, and non-assessable and in each instance have been issued in accordance with the exemptions from the registration requirements of applicable securities laws.

iii. There is no action, suit, proceeding or investigation pending or, to the best knowledge of GSAI, currently threatened against GSAI that may affect the validity of this Agreement or the right of GSAI to enter into this Agreement, the value of the assets owned by GSAI or its business or to impair its ability to consummate the transactions contemplated hereby.

iv.  The offer and sale of the ARCIS shares is exempt from registration under the Securities Act and exempt from registration or qualification under any state law.

v. The Presidents of GSAI, ARCIS and GCED will deliver a certificate executed by the respective Chief Executive Officer of each company representing and warranting to Sellers that each of their representations and warranties in this Agreement were accurate in all material respects as of the date of this Agreement and are accurate in all material respects as of the Closing Date as if made on the Closing Date.

7. Representations and Warranties of ARCIS.
ARCIS represents and warrants to the Sellers as follows:

i. This Agreement has been duly and validly executed and delivered by  ARCIS, and upon the execution and delivery by ARCIS of this Agreement and the performance by ARCIS of its obligations herein, will constitute, a legal, valid and binding obligation of ARCIS. ARCIS is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. The execution and delivery by ARCIS of this Agreement does not, and the performance by ARCIS of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, conflict with or result in a violation or breach of any of the terms, conditions or provisions of any other agreement to which ARCIS is a party.

ii. The ARCIS Shares being delivered to the Company hereunder are, and shall be at the Closing, duly and validly issued, fully paid, and non-assessable and in each instance have been issued in accordance with exemptions from the registration requirements of applicable securities laws.

iii. There is no action, suit, proceeding or investigation pending or, to the best knowledge of GSAI, currently threatened against ARCIS that may affect the validity of this Agreement or the right of GSAI to enter into this Agreement, the value of the assets owned by ARCIS or its business or to impair its ability to consummate the transactions contemplated hereby.

iv.  The offer and sale of the ARCIS shares is exempt from registration under the Securities Act and exempt from registration or qualification under any applicable state law.

8. Representations and Warranties of GCED.
GCED represents and warrants to the Sellers as follows:

i. This Agreement has been duly and validly executed and delivered by  GCED, and upon the execution and delivery by GCED of this Agreement and the performance by GCED of its obligations herein, will constitute, a legal, valid and binding obligation of GCED. GCED is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. The execution and delivery by GCED of this Agreement does not, and the performance by GCED of tits obligations under this Agreement and the consummation of the transactions contemplated hereby will not, conflict with or result in a violation or breach of any of the terms, conditions or provisions of any other agreement to which GCED is a party.

ii. The GCED Shares being delivered to the Company hereunder are, and shall be at the Closing, duly and validly issued, fully paid, and non-assessable and in each instance have been issued in accordance with exemptions from the registration requirements of applicable securities laws.

iii. There is no action, suit, proceeding or investigation pending or, to the best knowledge of GCED, currently threatened against GCED that may affect the validity of this Agreement or the right of GCED to enter into this Agreement, the value of the assets owned by GCED or its business or to impair its ability to consummate the transactions contemplated hereby.

iv.  The offer and sale of the GCED shares is exempt from registration under the Securities Act and exempt from registration or qualification under any applicable state law.

9. Conditions to the Company's Obligations at the Closings.
Subject to the terms hereof, the obligation of the Sellers set forth herein are subject to the fulfillment, prior to the Closing to the satisfaction of the Sellers, of the following conditions, the waiver of which shall not be effective without written consent thereto:

i. The representations and warranties made by the Sellers’ herein shall be true and correct and complete as of the date hereof, and shall be true and correct and complete as of the date of the Closing with the same force and effect as if they had been made on and as of such date.

ii. GSAI represents that upon delivery of the ARCIS Shares and the GCED shares to the Company, the Company will be the owner of record, and beneficially, of 100% of the ARCIS and GCED Shares, free and clear of all liens, rights, claims, and encumbrances, and that the ARCIS and GCED Shares have not been sold, pledged, assigned or otherwise transferred.  The certificates representing the ARCIS and GCED Shares will bear a restrictive legend.

iii. All of the businesses and assets being assigned to the Company as a result of the transactions contemplated herein are being assigned free and clear of any liabilities other than those listed on any schedules attached hereto.  The audited financial statements that must be delivered to the Company in order for it to file all necessary filing to be made with the United States Securities and Exchange Commission shall reflect the financial condition of the companies whose stock is being assigned as represented to the Company in the negotiations leading up to the execution of this Agreement.

iv. GSAI has agreed not to disclose and to maintain as confidential and use solely for purposes of evaluating the transaction described herein all non-public information related to the Company of which it is in possession.  Unless required by law, GSAI will not disclose, and shall maintain confidential any non-public information related to the Company, provided that the undersigned may disclose such information to any of its advisors, attorneys and accountants, if such advisor, attorney and/or accountant shall have agreed to be bound by this provision.

v. GSAI shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.  GSAI shall use its  best efforts to fulfill or obtain the fulfillment of the conditions to the Closing.

10. Miscellaneous
10.1  The parties agree, should the Closing not occur, to  keep confidential any information disclosed to each other in  connection therewith for a period of five (5) years from the date hereof.

10.2 This Agreement shall be governed and construed in accordance with the laws of the State of Florida.

10.3 The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

10.4 The transactions contemplated herein are contingent upon a satisfactory due diligence review of the Company undertaken by GSAI and the Company in  their sole discretion.

10.5    A telefaxed or e-mailed PDF copy of this Agreement shall be deemed an original.

10.6 The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

10.7 Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Sellers and the GSAI.

10.8 This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

10.9 The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

By:                 /s/ Richard Giannotti
                      Richard Giannotti, an individual

For Mountain Renewables Inc.

By:                /s/ Richard Giannotti
Print Name: Richard Gianotti
Title:            President

GSA International Group LTD

By:                /s/ Robert Di Marco
Print Name: Robert Di Marco
Title:            CEO

ARCIS Energy, Inc.

By:                /s/ Robert Di Marco
Print Name: Robert DiMarco
Title:            President

Gulf Cost Energy Distribution

By:                /s/ Kenneth Flatt, Jr.
Print Name: Kenneth Flatt, Jr.
Title:            CEO

The Shareholders of GCED:

Activa Transportation Services, LLC

By: /s/

/s/ Kenneth Flatt, Jr.
Kenneth Allen Flatt, Jr.

Bristlecone Associates, LLC

By:                 /s/ Anna M. Colllins
Print Name: Anna M. Collins
Title:            Managing Member